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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  June 19, 2002


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


         Delaware                1-8400                  75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)               (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)







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Item 5.  Other Events

AMR Corporation (AMR or the Company) is providing herewith updated monthly guidance on unit cost, fuel, traffic and capacity for the months of May through August 2002.



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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  June 19, 2002

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AMR EAGLE EYE

                                     June 19, 2002

     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and fuel consumption, and revenue, each of which is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to: the continuing impact of the events of September 11, 2001 on the Company, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy, and changes in commodity prices. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2001.

Monthly Update

Attached is our updated monthly guidance on unit cost, fuel, traffic and capacity for the months of May through August 2002.

American continues to expect unit revenue performance to under-perform the industry for the second quarter of this year. Key drivers of this unit revenue performance remain: an above average exposure to domestic and South American markets which are showing greater year-over-year revenue declines for the industry as a whole and limited capacity in Asia where unit revenues are up significantly from last year's levels; a disappointing rate of recovery in business travel demand; a sizeable exposure to flow traffic; as well as continued aggressive pricing actions undertaken by the competition. These factors contributed to mainline system unit revenue declines year-over-year of 13% in April and 9% in May.

Please call if you have additional questions.



                                    Michael Thomas
                                    Director, Investor Relations


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AMR EAGLE EYE


Unit Costs

          AMR Consolidated Cost per ASM (in cents)

                                      Actual ---------Forecast----------
                                        May   Jun    Jul    Aug
               AMR Cost per ASM         11.1   11.3   11.1   11.1
                Yr/Yr B/(W)             (1.6%)  0.0%  (2.4%) (1.8%)

        American Mainline Operations Cost per ASM (in cents)
                                      Actual ------Forecast-------------
                                        May   Jun    Jul    Aug

               AA Cost per ASM          10.8   10.9   10.7   10.7
                Yr/Yr B/(W)             (2.2%) (0.1%) (2.6%) (2.0%)


Capacity, Traffic and Fuel

                                           Actual -------Forecast--------
                                             May    Jun    Jul    Aug
            AA Mainline Ops:
               Capacity (yr/yr)           (12.1%) (11.4%) (9.0%) (8.6%)
               Traffic (yr/yr)            (11.0%) (10.9%) (8.5%) (7.5%)
               Fuel (cents/gal incl. tax)    75      78     79     81
               Fuel Consumption (mil. gal.) 273     277    294    294

        American Eagle:
               Capacity (yr/yr)            (5.8%)  (4.5%) (7.3%) (7.3%)
               Traffic (yr/yr)              2.5%    1.5%  (3.0%) (3.7%)



Note: Both AMR Consolidated and AA Mainline include TWA LLC operations in 2002

Note:  TWA LLC became part of AA/AMR on April 10th, 2001